Exhibit 99.1

Ondas Holdings Inc. Announces Proposed Public Offering of Common Stock

NANTUCKET, Mass – June 8, 2021 – Ondas Holdings Inc. (NASDAQ: ONDS), a developer of proprietary, software-based wireless broadband technology for large established and emerging industrial markets, today announced that it intends to offer and sell shares of its common stock in an underwritten public offering. Ondas also expects to grant the underwriters a 30-day option to purchase additional shares of common stock offered in the public offering. The offering is subject to market conditions, and there can be no assurance as to whether or when the offering may be completed, or as to the actual size or terms of the offering. Ondas intends to use the net proceeds from the proposed offering for working capital and general corporate purposes.

Oppenheimer & Co. Inc. is acting as the sole book-running manager for the offering, and B. Riley Securities, Inc. is acting as the lead manager for the offering.

A shelf registration statement relating to the shares of common stock to be issued in the proposed offering was filed with the Securities and Exchange Commission ("SEC") and is effective. A preliminary prospectus supplement and accompanying prospectus describing the terms of the proposed offering will be filed with the SEC. The securities may be offered only by means of a prospectus, including a prospectus supplement, forming a part of the effective registration statement. Copies of the preliminary prospectus supplement and the accompanying prospectus relating to the securities being offered may also be obtained from Oppenheimer & Co. Inc. Attention: Syndicate Prospectus Department, 85 Broad Street, 26th Floor, New York, NY 10004, or by telephone at (212) 667-8055, or by email at EquityProspectus@opco.com. Electronic copies of the preliminary prospectus supplement and accompanying prospectus will also be available on the SEC's website at http://www.sec.gov. The final terms of the offering will be disclosed in a final prospectus supplement to be filed with the SEC.

This press release does not constitute an offer to sell, or the solicitation of an offer to buy, these securities, nor will there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale is not permitted.

Forward-Looking Statements

Statements made in this release that are not statements of historical or current facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding the completion and anticipated use of proceeds of the proposed offering. We caution readers that forward-looking statements are predictions based on our current expectations about future events. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions that are difficult to predict. These risks and uncertainties relate, among other things, to fluctuations in Ondas' stock price, changes in market conditions and satisfaction of customary closing conditions related to the proposed public offering. Our actual results, performance, or achievements, including our ability to conduct and complete a public offering of our common stock on terms acceptable to us or at all, could differ materially from those expressed or implied by the forward-looking statements as a result of a number of factors, including the risks discussed under the heading “Risk Factors” discussed under the caption “Item 1A. Risk Factors” in Part I of our most recent Annual Report on Form 10-K or any updates discussed under the caption “Item 1A. Risk Factors” in Part II of our Quarterly Reports on Form 10-Q and in our other filings with the SEC. There can be no assurance that Ondas will be able to complete the proposed public offering on the anticipated terms. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise that occur after that date, except as required by law.

Investor Relations:

Michael Bowen

ICR, Inc. for Ondas

Michael.Bowen@icrinc.com

Media Contact:

Stewart Kantor, CFO

Ondas Holdings Inc.

888.350.9994 Ext. 1009

ir@ondas.com